With Supplemental
Retirement Benefit

                                                                   EXHIBIT 10.14

                             PARTICIPATION AGREEMENT
                                    UNDER THE
                       PIEDMONT NATURAL GAS COMPANY, INC.
                       SUPPLEMENTAL EXECUTIVE BENEFIT PLAN
                  (AMENDED AND RESTATED AS OF NOVEMBER 1, 2004)

      Piedmont Natural Gas Company, Inc. (the "Company") and _______________

("Participant") hereby enter into this Participation Agreement under the

Piedmont Natural Gas Company, Inc. Supplemental Executive Benefit Plan (the

"Plan") as of ______________, 20__. Terms with initial capital letters used in this Participation Agreement and not defined herein shall have the same definition as such term has under the Plan.

1. Designation as Participant. You have been designated as a Participant under the Plan as of ______________, 20__. Exhibit A attached hereto includes a description of the initial face amount of the death benefit and the target retirement income intended to be provided to you. As a Participant, you shall be subject to all the terms and conditions of the Plan, which are hereby incorporated by reference, and this Participation Agreement.

2. Insurance Benefit. You already own or you agree to apply for a life insurance policy (the "Policy") on your life. The Policy is identified on Exhibit A. You shall have the right to exercise all rights of ownership of the Policy, including the right to designate a beneficiary(ies) other than the Company of any death benefits that may become payable under the Policy. While you remain employed with the Company, the Company agrees to pay to the issuer of the Policy each premium amount as it comes due and payable; provided, however, that the Company, in its sole and exclusive discretion, may modify, suspend or terminate any such premium payments on a prospective basis with advance written notice to you. Although the Policy is intended to provide the death benefit and the target retirement income specified on Exhibit A, there is no guarantee that the Policy will actually provide the stated level of death benefit or the stated level of retirement income.

3. Supplemental Retirement Benefit. You shall be eligible for the Supplemental Retirement Benefit specified on Exhibit A. The Supplemental Retirement Benefit shall be paid in accordance with the Company's normal payroll practice in effect from time to time beginning as of the seventh (7th) month following your termination of employment with the Company and continue for the period described on Exhibit A; provided, however, that if you die before all Supplemental Retirement Benefit payments have been made, payment of your Supplemental Retirement Benefit shall cease upon your death. In addition, if you terminate employment prior to Retirement, you shall not be entitled to the Supplemental Retirement Benefit.

4. Notice. Any notice required or permitted to be given under this Participation Agreement by one party to another shall be in writing, shall be signed by the party giving or making the same, and may be given either by delivering the same to such other party personally, or by mailing the same, by United States certified mail, postage prepaid, to such party, addressed to his

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or her last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice.

5. Amendment and Termination. You acknowledge and agree that the Company has reserved the right to amend or terminate the Plan in accordance with Article VI of the Plan.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                              PIEDMONT NATURAL GAS COMPANY, INC.

                                         By: ___________________________________


                                         PARTICIPANT
                                         _______________________________________

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                       PIEDMONT NATURAL GAS COMPANY, INC.
                       SUPPLEMENTAL EXECUTIVE BENEFIT PLAN
                  (AMENDED AND RESTATED AS OF NOVEMBER 1, 2004)

                   PARTICIPATION AGREEMENT FOR ______________

                                    EXHIBIT A

Retirement Age:_______________

Policy No.:______________________________

Insurer:_________________________________

Type of Policy:__________________________

Death Benefit: $_________________________

Target Retirement Income:  An annual amount of $_______________________

Supplemental Retirement Benefit:  A monthly benefit of $________________________

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